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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 2, 2000

              Credit Suisse First Boston Mortgage Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-53115               13-3320910
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission)           (I.R.S. employer
      of incorporation)             file number)          identification no.)

    11 Madison Avenue, 5th Floor New York, New York         10010
    -----------------------------------------------       ----------
    (Address of principal executive offices)              (Zip code)

 Registrant's telephone number, including area code (212) 325-2000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2
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                                      -2-

Item 5.           Other Events.

                  On December 23, 1999, the Registrant caused the issuance and sale of approximately $1,302,355,058 initial principal amount of Mortgage-Backed Pass-Through Certificates, Series 1999-WM3, Class 1 A-1, Class 1 A-2, Class 1 A-3, Class 1 A-4, Class 1 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 1 B-1, Class 1 B-2, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 and Class R-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1999, among the Registrant, Washington Mutual Bank, FA, as seller and servicer, and Bank One, National Association, a national banking association, as Trustee.

                  In connection with the sale of the Series 1999-WM3, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 2 M-1, Class 2 M-2 and Class 2 M-3 (the "Underwritten Certificates") to Credit Suisse First Boston Corporation (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-53115, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "EXHIBIT". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided
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                                       -3-

        to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and any cash flow characteristics of a particular class of Underwritten Certificates.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements

                           Not applicable

                  (b)      Pro Forma Financial Information

                           Not applicable

                  (c)      Exhibits


Exhibit           Item 601(a) of Regulation S-K
Number            Exhibit No.                           Description
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1                 99                                    Computational Materials
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                                       -4-

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CREDIT SUISSE FIRST BOSTON
                                               MORTGAGE SECURITIES CORP.


                                            By:  /s/ Kari Skilbred
                                                --------------------------------
                                                Name:  Kari Skilbred
                                                Title: Vice President


Dated:  February 2, 2000
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                                  EXHIBIT INDEX

              Item 601(a)           Sequentially
Exhibit       of Regulation S-K     Numbered
Number        Exhibit No.           Description                   Page
------        -----------           -----------                   ----
1             99                    Computational Materials       Filed Manually